                                                                   EXHIBIT 10.76

26th June 2003

From: Xyratex Technology Limited ("Xyratex")

To: MTI Technology Corporation ("MTI")

Subject: Memorandum of understanding. (MOU)

Further to our discussions we would like to confirm the terms of our intended agreement, It is the intent of both parties to complete the following agreements.

     a)   Facilities rental agreement

          This would have the following basic terms.

               1) Provision of 6,000 sqft of continuous space within MTI's Westmont facility, this space has been approximately identified on drawings but currently contains the MTI Systems Test facility, plus office space, and shared support facilities including dual use of, front door access, toilets, break rooms etc.

               2) Provision of office clerk support to allow for basic office duties telephone answering etc, within normal work hours.

               3) Provision of a share of the current PBX with specific Xyratex telephone direct dial numbers, to support the number of work stations within the space provided.

               4) Provision of all normal and reasonable, cleaning, janitorial and office waste disposal required for the occupied space.

               5) 50/50 split of all energy, electrical, gas and water, required for normal operation of the space for its intended purpose of a system test lab and general office. Telephone call charges would be charged in addition to the space charge through provision of an itemised bill.

               6) Provision of adequate parking spaces for the number of work stations within the space.

               7) All repair and maintenance costs for the space, including but not limited to air conditioning, network infrastructure, telephone lines shall be paid by MTL.

               8) No additional charges will be incurred by Xyratex for the use and occupation of the space.

               9) Provision of tenant improvements on the basis of a 50%/50% split of cost between Xyratex and MTI up to a maximum of $10k cost to MTI. As a

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                    minimum, Tenant improvements will include provision of
                    secured badge locked doors to The area and Xyratex signage.

               10) MTI will retain a single master access to the Xyratex lab space for maintenance of the MTI Office System Server. Currently identified as Larry Reed.

               11) Provisions of appropriate MTI documentation to prove insurance policies and other legal requirements to support the rental of the space.

               12) Xyratex will have no responsibilities for any space or building dilapidation costs.

               13) Provision of evidence to demonstrate that the proportional CAM charge for the space is approx $2,500 per month.

               14) MTI will provide 90 days notice to terminate the rental agreement.

               15) Xyratex will provide 30 days notice to terminate He rental agreement, though this termination may not be given within five months of the date of agreement.

               16) Xyratex may occupy the space from the 7th July 2003 onwards, in line with the target signature date of the rental agreement.

               17) The total price for the above will be approx $6,500 per month payable 30 days in advance.

               18) MTI will prepare a rental agreement with the above conditions and both parties intend to complete this agreement within 5 days of signature.

     b)   Capital Asset ("assets") purchase agreement

               1) Xyratex will issue a purchase order to purchase outright from MTI the full capital asset list as detailed in the attached "Capital Asset List", which includes all hardware, software and manuals required to operate the assets. This was provided in an E-Mail from MTI as an attached spreadsheet named "Eng_assets_6_24_03_l.xls".

               2) MTI provides no warranty of any kind for the assets and they are supplied as is.

               3) MTT may invoice for the price of the assets on signature of this MOU.

               4) The price of the assets will be $50,000 payable 30 days from date of invoice.

     c)   Test software IP ("software") licence agreement

               1) Xyratex will purchase an exclusive source and object code licence to the fall software list as detailed in the attached "Software list". This was provide in an E-mail from MTI as an attached spreadsheet named "mtitests_l.xls".

               2) The license will allow Xyratex to use, modify, lease or license the software.

               3) MTI provides no warranty of any kind for the software, and it is supplied as is.

               4) MTI may invoice for the price of the assets on signature of this MOU.

               5) The price of the software will be $200,000 payable 30 days from date of invoice.

               6) Xyratex will prepare a license agreement with the above conditions and both parties intend to complete this agreement within 3O days of signature.

MOU Accepted by
Xyratex Technology Limited

/s/ Matt Corner                       Date 6/26/03
-----------------------------

Exec VP Storage Systems

MTI

/s/ Mark Franzen                      Date 6/26/03
-----------------------------

Chief Financial Officer

Mark A. Franzen

                          XYRATEX FIXED ASSET PURCHASE

-----------------------------------------------------------------------------------------------------------------------------------
                                       M=MTI  EST. MARKET
ASSET       SER NO             TYPE    X=XYR     VALUE                        DESCRIPTION                           LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
ASSET LIST
-----------------------------------------------------------------------------------------------------------------------------------
            08006906C2C7     SERVER      X         50.00    SGI Indigo 2 (Model CMN B007)                            ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100113      K0011028         SERVER      X      9,000.00    SGI Origin 2000DS Computer System w/ 17" monitor         ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100133      08006902BODE     SERVER      X        250.00    SGI O2 Workstation 180 mhz PC w/17" Monitor              ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            38821080         SERVER      X     10,000.00    IBM RS/6000 Model F80 w/ 17" monitor (Incl: 1 x          ENG LAB
                                                            LP9002L)
------------------------------------------------------------------------------------------------------------------------------------
            38821040         SERVER      X     10,000.00    IBM RS/6000 Model F80 w/ 17" monitor                     ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100126      N153902Z80       SERVER      X        100.00    DEC Alpha Server 1000 w/ 17" monitor                     ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100109      USM392915K       SERVER      X      5,500.00    HP 9000 N Class                                          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100110      3821A27898       SERVER      X      7,320.00    HP9000 K Class Model 420 Server, 120Mhz (5/98 $36.6k -   ENG LAB
                                                            20%)
------------------------------------------------------------------------------------------------------------------------------------
101906                       SERVER      X      1,650.00    HP9000 K100 Server (2/96 $16.5k - 10%)                   AT XYRATEX
------------------------------------------------------------------------------------------------------------------------------------
            3820G29820       SERVER      X      1,000.00    HP 9000 D Class Model 350 Server                         ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
102090                       SERVER      X         50.00    Sun SparcStation 5, 110Mhz, CD-ROM                       ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            436F3593         SERVER      X         50.00    Sun SparcStation 5, 110Mhz, CD-ROM                       ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            926T0140         SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            926T0135         SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            925T0119         SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            FW94440212       SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            FW02942096       SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            926T0137         SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100118      FW81722486       SERVER      X        150.00    Sun Ultra5 270mhz PC w/19" Monitor, 24X CD-ROM           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
BUYOUT      FW90520047       SERVER      X        350.00    Sun Ultra 10 PC w/19" Monitor, 24X CD-ROM                ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100116      733F06B5         SERVER      X        200.00    Sun Ultra30 Model 250 Creator Computer System            ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            935H265B         SERVER      X      1,000.00    Sun E250 Base 256MB Kit, 19" Monitor                     ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
102092                       SERVER      X      1,500.00    Sun E450 Base 19" Monitor                                ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
102527      S024H466D        SERVER      X      6,500.00    SUN Enterprise 4500 Server Base                          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
102529      39036            SERVER      X      1,500.00    Desktop Computer- Sun Sparc Based System                 ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100106      7135057          SERVER      X        100.00    Ascend MAX200 Plus 8 Remote Mobile Hub Access Server     NETWORK ROOM
------------------------------------------------------------------------------------------------------------------------------------
100108                       SERVER      X        100.00    Prosignia 300 5/75 Server System w/ 17" monitor          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100111      36-32414784      SERVER      X        100.00    NCR Worldmark 4300 Server w/ 17" monitor                 ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100122      3531HNH16007     SERVER      X        150.00    Compaq Proliant 1500 Computer w/ 17" monitor             ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100131                       SERVER      X        100.00    Intel Pentium II 350 MHZ PC w/ 17" Monitor               ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100132      3072267          SERVER      X        100.00    ASUS P2BF BX PII 400mhz PC w/17" Monitor                 ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100154                       SERVER      X        100.00    Able Microsystems ASUSII Pentium 300 PC w/CD-ROM w/      ENG LAB -
                                                            17" monitor                                              SECURITY SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
100160      3070056          SERVER      X        100.00    GA-686BXC Pentium II 350mhz PC w/17" Monitor             ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100188      ORG37            SERVER      X        100.00    Dell Latitude CPTC 333GT 333mhz PC w/24x CD-ROM w/ 17"   NETWORK ROOM
                                                            monitor
------------------------------------------------------------------------------------------------------------------------------------
1520-840                     SERVER      X        100.00    Dell DimensionXPS T500mhz Pentium III PC w/19"           ENG LAB
                                                            Monitor,40x CD-ROM w/ 17" monitor
------------------------------------------------------------------------------------------------------------------------------------
100144      5001692265       SERVER      X        100.00    Alpha NT Computer w/ 17" monitor                         ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            5750-0801-01404  SERVER      X        100.00    Intel Pentium P3-800MHZ 128MB PC133 52X CD Rom w/ 17"    ENG LAB
                                                            monitor
------------------------------------------------------------------------------------------------------------------------------------
            5750-0801-01413  SERVER      X        100.00    Intel Pentium P3-800MHZ 128MB PC 133 52X CD Rom w/ 17"   ENG LAB
                                                            monitor
------------------------------------------------------------------------------------------------------------------------------------
                             SERVER      X      1,300.00    MSP (13) - Pentium II 400Mhz, 128MB, 48x CD Rom (W/(l)   ENG LAB
                                                            LP8000N-1)
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    3509A74213       SERVER      X        400.00    HP2970A SERVER (Label with "Bellsouth-6700 Test")        ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    3061343          SERVER      X        100.00    IC COMPUTER P6 PC                                        ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    CHHU43000002AW   SERVER      X        100.00    1200 SCSI JBOD (NO DRIVES)                               ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    3517A01397       SERVER      X        200.00    HP C2200D MODEL A3232A                                   ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
100451      N/A              ADAPTERS    X        300.00    HP K Class Tachlite Fibre Channel Card                   ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100453      N/A              ADAPTERS    X        300.00    HP K Class Tachlite Fibre Channel Card                   ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100455      N/A              ADAPTERS    X        300.00    HP N Class One Port PCI Fibre Channel Card               ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100457      N/A              ADAPTERS    X        300.00    HP N Class One Port PCI Fibre Channel Card               ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100459      401105AEAN       ADAPTERS    X        300.00    HP-HSC 1063MBPS FC K Class Adapter                       ENG LAB
------------------------------------------------------------------------------------------------------------------------------------

                          XYRATEX FIXED ASSET PURCHASE

------------------------------------------------------------------------------------------------------------------------------------
101905      N/A             ADAPTERS         X        300.00    HP-HSC 1063MBPS FC K Class Adapter                    AT XYRATEX
------------------------------------------------------------------------------------------------------------------------------------
101960      N/A             ADAPTERS         X      5,000.00    HP PCI 2GB Fibre Channel Adapter (2)                    ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            ADAPTERS         X      2,750.00    ADAPTER LP8000 OPTICAL (Qty 11 - $250 ea) **WAS         ENG LAB
                                                                $4250 - 17X$250
------------------------------------------------------------------------------------------------------------------------------------
                            ADAPTERS         X     18,400.00    ADAPTER LP9000 OPTICAL (Qty 23 - $800 ea) **WAS         ENG LAB
                                                                $20,000-25X$800
------------------------------------------------------------------------------------------------------------------------------------
                            ADAPTERS         X      5,400.00    ADAPTER LP9000 Dual Channel OPTICAL (Qty 3 - $1800      ENG LAB
                                                                ea)
------------------------------------------------------------------------------------------------------------------------------------
100136      1073288-002     CAB/ACCESS       X      1,000.00    StorageWare SC 70" Cabinet w/ dual PDUs & Cables        ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100137      1073288-001     CAB/ACCESS       X      1,000.00    StorageWare SC 70" Cabinet w/ dual PDUs & Cables        ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100138      1076028-000     CAB/ACCESS       X      1,000.00    SW-SC 70" Cabinet w/ dual PDUs                          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100142      1077117-000     CAB/ACCESS       X      1,000.00    SW-SC 70" Cabinet w/ dual PDUs                          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100143      1077118-000     CAB/ACCESS       X      1,000.00    SW-SC 70" Cabinet w/ dual PDUs                          ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100140      1076029-000     CAB/ACCESS       X      3,000.00    (3) 70" Cabinet w/ dual PDUs                            ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            CAB/ACCESS       X      1,000.00    (2) HP Cabinets                                         ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100120                      CAB/ACCESS       X        200.00    UPS, 3KVA, 2250W, 5.25" R/M                             ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100121                      CAB/ACCESS       X        200.00    UPS, 3KVA, 2250W, 5.25" R/M                             ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            CAB/ACCESS       X      1,000.00    Misc. Optical Cables                                    ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100148      DELL B5GG2      ANALYZERS        X        100.00    FibreChannel XyraTest Pro & XyraView FC-AL, FC-AL       ENG LAB
                                                                Adapter & Protocol Analyzer
------------------------------------------------------------------------------------------------------------------------------------
100172      30100142        ANALYZERS        X        100.00    Ancot analyzer Upgrade DSC 216/FD to Ultra 2000/BD      ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100173      30100151        ANALYZERS        X        100.00    Ancot analyzer Upgrade DSC216/FD to Ultra 2000/BD       ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
102528      39034           NETWORK          X      1,500.00    Desktop Computer- Sun Spare Based System                ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100119      3067960         NETWORK          X        100.00    GA-686BXC Pentium II 350mhz PC w/17" Monitor, 32x       ENG LAB
                                                                CD-ROM
------------------------------------------------------------------------------------------------------------------------------------
100128      3072005         NETWORK          X        100.00    Tyan S1846S PIII BX 450mhz PC w/17" Monitor, 40x CD-ROM ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100130                      NETWORK          X        100.00    Prosignia 300 5/75 Server System                        ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            NETWORK          X        150.00    Power Mac 6100/60                                       ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100105      25393241        NETWORK          X        100.00    Cisco 2500 1E2T Router                                  ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100115      SFAA0301WONP    NETWORK          X        300.00    Cisco Catalys CAT2900 22-Port 10/100 EN                 ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            NETWORK          X      4,000.00    ATL L200 DLT Library (50% of list used - still in ATL   ENG LAB
                                                                PB)
------------------------------------------------------------------------------------------------------------------------------------
            1034114-018     NETWORK          X        200.00    Gladiator 3200 RAID Array (9300 CONVERTED TO A 3200)    ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100165      1231577         NETWORK          X         50.00    Gladiator 3200 Upgrade Controller (CONVERTED 9300 TO    ENG LAB
                                                                3200)
------------------------------------------------------------------------------------------------------------------------------------
100166      1231596         NETWORK          X         50.00    Gladiator 3200 Upgrade Controller (CONVERTED 9300 TO    ENG LAB
                                                                3200)
------------------------------------------------------------------------------------------------------------------------------------
                            NETWORK          X        100.00    (2) Gladiator 3200 Upgrade Controllers                  ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    H6T620B         NETWORK          X        100.00    Dell L667r PC                                           NETWORK ROOM
LIST
------------------------------------------------------------------------------------------------------------------------------------
100091                      OFFICE SUP       X        400.00    HP LaserJet 4050N Printer                               ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            OFFICE SUP       X        100.00    Hewlett Packard LaserJet 2000CN Color Printer           ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
                            OFFICE SUP       X         50.00    Hewlett Packard Scanner ScanJet                         ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100037      M1351200531     OFFICE SUP       X        200.00    Ricoh Fax 3700L (FROM DETROIT OFFICE)                   ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100038      NOT ORIG LIST   OFFICE SUP       X        400.00    MINOLTA COLOR PAGE WORKS PRINTER (FROM DETROIT          ENG LAB
                                                                OFFICE)
------------------------------------------------------------------------------------------------------------------------------------
100112      00175-3667      MISC             X        200.00    Gladiator 3200 RAID Array CIN#5230                      ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100150      1075000-000     MISC             X         20.00    DLT 4000 Desktop Server                                 ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
            10396E5         MISC             X        500.00    DLT 1530 Breece Hill Library                            ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
100096      13000           MISC             X        200.00    Gladiator 3600 RCU                                      ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    1033545-000     MISC             X        200.00    9300 W/ (8) 4GB DRVS                                    ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
NOT ORIG    AB30703334      MISC             X        100.00    DEC 3000 MODEL PE40A-CC                                 ENG LAB
LIST
------------------------------------------------------------------------------------------------------------------------------------
BUYOUT      904F2D3A        SERVER           X        300.00    Sun Ultra2 PC w/19" Monitor,24X CD-ROM                  ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
BUYOUT      806FC260        NETWORK          X        300.00    Sun Ultra2 PC w/19" Monitor,24X CD-ROM                  ENG LAB
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                           $114,390.00
------------------------------------------------------------------------------------------------------------------------------------